(TRANSLATION)

PIMCO FUNDS - PIMCO TOTAL RETURN FUND

Amendment and Supplement to Investment Fund Circular (On-Demand Prospectus)

December 2009

This Amendment and Supplement to Investment Fund Circular (On-Demand Prospectus) amends and restates selected portions of the Investment Fund Circular (On-Demand Prospectus) that was to remain in effect from December 27, 2008 to December 26, 2009 (included).

PIMCO FUNDS - PIMCO TOTAL RETURN FUND

1.      In connection with the public offering of Administrative Class Shares (the “Shares”) of PIMCO Funds - PIMCO Total Return Fund (the “Fund”) based on this Investment Fund Circular (On-Demand Prospectus), PIMCO Funds filed the Securities Registration Statement on December 26, 2008 with the Director-General of Kanto Local Finance Bureau in accordance with the provisions of Article 5 of the Financial Instruments and Exchange Law (Law No. 25 of 1948). The registration thereunder became effective on December 27, 2008. In addition, the Trust filed Amendments to the Securities Registration Statement on September 30, 2009 and December 14, 2009 with the Director-General of Kanto Local Finance Bureau in accordance with Article 7 of the Financial Instruments and Exchange Law.

2.      This is the prospectus delivered to the investors upon request in accordance with the provisions of Article 15, Paragraph 3 of the Financial Instruments and Exchange Law. In case that the investors have made a request of the delivery of this prospectus, they are required to make a note thereof for themselves.

3.      The Fund is an investment trust and its investment capital shall not be guaranteed.

4.      The value of the Shares shall come under the influence of fluctuations of the value of the Fund’s portfolio investments and foreign exchange rate as described below, and all the gain and loss due to such investments and fluctuations of the foreign exchange rates shall be attributable to the investors.

5.      Unless otherwise provided herein, the terms used herein have the same meanings as the terms used in the prospectus (Mandatory Prospectus) which is required to be delivered prior to or at the same time as the offering of the Shares in accordance with the provisions of Article 15, Paragraph 2 of the Financial Instruments and Exchange Law.

6.      The original financial statements in English are not contained in this prospectus but contained in the Securities Registration Statement.

Material Item:

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.”

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

I.	Reasons for Amending the On-Demand Prospectus

Since information included in the Securities Registration Statement (including the documents attached thereto) filed on December 26, 2008, as amended on September 30, 2009 (the “Original SRS”) contains some matters to be amended, the Amendment and Supplement to the Securities Registration Statement was filed on December 14, 2009.

Accordingly, the relevant sections in the On-Demand Prospectus (the “Original On-Demand Prospectus”) have been amended as set forth below.

II.	Amended Sections

PART III. DETAILED INFORMATION CONCERNING THE FUND	1
V. RESULTS OF SALES AND REPURCHASES	1

(Note) Amended parts have been underlined for ease of reference.

PART III.    DETAILED INFORMATION CONCERNING THE FUND

V.    RESULTS OF SALES AND REPURCHASES (Page 130 of the Original On-Demand Prospectus)[NO&T:the page number of Japanese version]:

(Administrative Class Shares)

Results of sales and repurchases during each of the following periods and number of the outstanding Shares as of the end of such periods are as follows:

	Number of the Shares sold	in Japan	Number of the Shares repurchased	in Japan	Number of the Outstanding Shares	in Japan
<omitted>
15th FY 2008/4/1- 2009/3/31	1,085,771,446	1,628,660	967,299,067	12,453,698	2,427,679,379	85,679,939

<omitted>

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